SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - December 6, 2002


                            DISTINCTIVE DEVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                       0-2749                13-1999951
----------------------------    -------------------------    ----------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
    of Incorporation)                                        Identification No.)

  One Bridge Plaza, Ste. 100, Fort Lee, NJ                     07024
------------------------------------------      -    ---------------------------
 (Address of principal executive offices)                    (zip code)


  Registrant's telephone number, including area code   -   (201) 363-9922
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

     On December 6, 2002, Distinctive Devices, Inc., a Delaware corporation
(the "Company"), through its wholly-owned subsidiary, Distinctive Devices (India) Private Limited (the "Buyer"), purchased 99.99% of the equity capital of RealTime Systems Limited, an Indian corporation ("RTS"), from RealTime Holdings Private Limited ("RTH"), pursuant to a Share Purchase Agreement, dated as of December 6, 2002, between the Buyer and the Seller.

     The purchase price was Rs. 22,260/- (Twenty Two Thousand and Two
Hundred and Sixty Rupees), equivalent to US$459. The Company had been offered the opportunity for this acquisition because it arranged for RTH $600,000 in funding that RTH needed to reach a settlement in India with its creditors.

     Sanjay S. Mody, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director of the Company, and Mr. Shrikant Mehta, a Director of the Company, also served as members of the Board of Directors of Real Time Access, Inc. ("RTA"). In addition, Mr. Mody is a small stockholder of RTA. RTA had previously granted the Company marketing and distribution rights in four Eastern European countries. RTA had been the owner of RTS. In April 2002, RTA filed a voluntary petition for reorganization under Chapter 11 of the federal bankruptcy laws. Prior to the filing of such petition, RTA had ceased its relationship with RTH and ceded its ownership in RTS back to RTH.

     The Company will operate RTS through the Buyer. RTS is engaged primarily in the international telecommunications industry. RTS manufactures multi-line access equipment for land line and digital subscription line ("DSL") use. Such equipment allows for a more efficient use of bandwidth in order to increase the carriage capacity of existing land lines and DSLs and allows for multiple calls per line. This acquisition assures the Company of an ongoing production source for multi-line and DSL equipment as the Buyer shall market the manufactured products of RTS to governments and small businesses in developing countries, such as China, India, Russia, Nepal, the Ukraine, Bulgaria and Turkey.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (a) Financial Statements of Business Acquired.

         (1) Any audited financial statements required by this Item will be filed with an amendment to this Form 8-K within the specified time period.

         (2) Any unaudited financial statements required by this Item will be filed with an amendment to this Form 8-K within the specified time period.

     (b) Pro Forma Financial Information.

         Any pro forma financial statements required by this Item will be filed with an amendment to this Form 8-K within the specified time period.

     (c) Exhibits

         2   Share Purchase Agreement, dated as of December 6, 2002,
                  between Distinctive Devices (India) Private
                 Limited and RealTime Holdings Private Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DISTINCTIVE DEVICES, INC.
                                      -------------------------
                                         (Registrant)



Dated:  December 20, 2002             By /s/ Sanjay S. Mody
                                      ---------------------
                                             Sanjay S. Mody, President and CEO